UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 Taubman Centers, Inc. ____________________________________________________________________________________________________________________________________________________________ (Name of Registrant as Specified In Its Charter) ____________________________________________________________________________________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: _____________________________________________________________________________________________________________________________________________ (2) Aggregate number of securities to which transaction applies: _____________________________________________________________________________________________________________________________________________ (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________________________________________________________________________________________________________ (4) Proposed maximum aggregate value of transaction: _____________________________________________________________________________________________________________________________________________ (5) Total fee paid: _____________________________________________________________________________________________________________________________________________ Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: _____________________________________________________________________________________________________________________________________________ (2) Form, Schedule or Registration Statement No.: _____________________________________________________________________________________________________________________________________________ (3) Filing Party: _____________________________________________________________________________________________________________________________________________ (4) Date Filed: _____________________________________________________________________________________________________________________________________________

Taubman Centers, Inc. Annual Meeting Investor Presentation Spring 2018 0

# We are Taubman

- **We own, manage and develop retail properties that deliver superior financial performance to our shareholders**
- We distinguish ourselves by **creating extraordinary retail properties** where customers choose to shop, dine and be entertained; where retailers can thrive
- As we benefit from the markets in which we operate, we endeavor to give back and **ensure our presence adds value to our employees, our tenants and communities**
- We foster a rewarding and empowering work environment, where **we strive for excellence**, encourage innovation and demonstrate teamwork
- We recognize that **strong governance improves corporate decision-making and strengthens our company**, and we have taken steps to significantly enhance our governance
- We have been the **best performing U.S. public mall REIT over the last 20 years** with a 14% total shareholder return CAGR and have grown our sales per square foot by ~18% over the past five years[5]

**23**
**Owned Centers[1]**

**$10.7bn**
**Total Market Cap[2]**

**$12.5bn**
**Est. Gross Asset Value[3]**

**68**
**Years in Operation**

**468**
**Employees[4]**

Source: Company filings as of 31-Dec-2017
(1) Includes centers from unconsolidated JVs, as of 1-May-2018. (2) As of 31-Dec-2017. (3) Per Green Street Advisors. (4) Full-time employees as of 31-Dec-2017, including Taubman Asia and certain other affiliates. (5) TSR per KeyBanc Capital Markets: The Leaderboard; sales per square foot growth reflects the increase from 2012 ($688) to 2017 ($810).

1

Key Accomplishments Through 2017 Both our recent and historical performance reflect our ability to create long-term sustainable value 14.0% 4.5% $810 20-Year Total Shareholder Dividend CAGR Highest Sales Per Square 1 2 Return CAGR Since IPO Foot in the U.S. Mall Industry $61.66 3.1% 4 Highest Average Rent Per Square Total Portfolio NOI New Independent Directors Foot in the U.S. Mall Industry3 CAGR Since 20084 Added in the Last Two Years Source: Company filings as of 31-Dec-2017 (1) Per CapIQ; as of 31-Dec-2017. (2) Industry peers includes MAC, SPG, GGP, PEI, SKT, CBL and WPG. Typically excludes all non-comparable centers, anchors, temporary tenants and 10,000+ sf tenants as of 31-Dec-2017. (3) Industry peers includes MAC, SPG, CBL and WPG. GGP, PEI and SKT are excluded as they do not report Avg. Rent Per Square Foot on a comparable basis as of 31-Dec-2017. (4) See appendix regarding reconciliations to the most comparable GAAP measures. 2

In the Entire U.S. Public REIT Universe, Taubman is a Top 10 Performer Over the Past 20 Years th Of the 74 total REITs that have traded for 20+ years, Taubman has generated the 6 highest returns 20-Year Total Shareholder Return1 Rank Company Total Return Total Compounded Annualized Return 1 1,951% 16.3% 2 1,498% 14.9% 3 1,436% 14.6% 4 1,415% 14.6% 5 1,341% 14.3% 6 1,277% 14.0% 7 1,253% 13.9% 8 1,234% 13.8% 9 1,197% 13.7% 10 1,128% 13.4% Source: KeyBanc Capital Markets: The Leaderboard as of 31-Dec-2017 (1) Comparison of 74 REITs that have traded for 20+ years. 3

Recent and Long-Term Total Shareholder Returns Compare Favorably with Regional Mall Peers 20-Year 10-Year 5-Year 3-Year 1-Year 7.5% 14.0% 11.5% 1.7% 1.0= % 13.8% 7.4% 6.6% (1.6)% (2.7)% (2.5)% (2.8)% 11.0% 5.3% 6.5% (2.6)% (7.7)% 7.6% (2.1)% 0.8% (22.6)% (16.2)% 3.6% (2.4)% (3.3)% (17.9)% (32.7)% (17.0)% 3.4% (6.0)% (26.9)% (44.3)% Source: KeyBanc Capital Markets: The Leaderboard as of 31-Dec-2017 Note: Values represent compounded annualized total return over the specified periods. 4

Taubman is a Best-in-Class REIT Significant improvements to board composition Governance that directly address shareholder feedback > Enhancements Transitioning to Annual Elections for Directors Taubman continues to lead the sector with innovation The Retail and adaptation alongside the new retail landscape Market Well-positioned to succeed in an evolving retail environment Own, manage and develop retail properties that deliver superior financial performance to our shareholders Our Strategy Exceptional value creation from development by cultivating a portfolio of high-quality assets Land & Buildings’ nominee lacks the skills that 2018 Annual would be additive to our board Meeting Considerations Land & Buildings continues to distort the truth and advance a proposal that would be dilutive to common shareholders 5

# Years of Continuous Improvements Reflect Our Commitment to Strong Governance and Shareholder Responsiveness

**Pre 2012**

- Mandated that key Board committees be fully independent
- Increased oversight and review of compensation policies for all employees with a focus on risk
- **In 2003, increased the number of independent directors from five to six**

**2012**

- **Expanded equal opportunity policies**
- Enhanced disclosure of Compensation Committee's role in monitoring, overseeing and developing new executive compensation plans

**2013**

- Adopted additional procedures for compensation consultant independence
- **Increased stock ownership requirements for CEO, CFO and COO to 6X base salary**
- Created more robust standards for ensuring Compensation Committee member independence

**2014**

- Expanded disclosure regarding annual Board and Committee evaluations
- **Expanded Compensation Committee to four independent directors**
- Enhanced transparency of compensation program and governance items
- Eliminated tax gross ups

**2015**

- Committed to replace an outgoing inside director with an independent director
- **Introduced majority voting resignation policy in response to shareholder engagement**
- Enhanced Code of Conduct and Ethics to reflect commitment to fair pay practices
- Amended Governance Committee charter to provide for formal oversight of shareholder engagement

**2016**

- **Increased independence of the Board by appointing two independent directors, bringing the total number of independent directors to seven**
- Formalized strong independent oversight by creating new lead independent director position
- Enhanced proxy statement disclosure on director qualifications, compensation, and shareholder voting standards

**2017**

- **Committed to fully declassifying election of directors by 2020**
- Responded to the challenging retail environment by approving Robert and William Taubman's requests to voluntarily forfeit their remaining 2017 salaries, and award a cash bonus only if the Company's FFO/share was at the upper end of the 2017 guidance range

**2018**

- **Strengthened the quality and diversity of the Board by appointing two independent directors in January 2018: Mayree Clark and Michael Embler**
- Reaffirmed commitment to appoint an additional new independent director no later than the 2019 Annual Meeting

6

# Board-Driven Responses to Shareholder Focus Areas

| What We Heard from Shareholders | How We Responded – Recent Governance Changes |
|---|---|
| 1 Increase independence of the Board | ✓ Engaged Heidrick & Struggles, a **leading independent director search firm**, to identify recent appointees<br>✓ Created a new lead independent director position |
| 2 Improve Board diversity and reduce tenure | ✓ Since 2016, appointed **four new independent directors**, including two women<br>✓ Since 2015, reduced average tenure by six years and average age by five years |
| 3 Accelerate Board refreshment | ✓ Through Heidrick & Struggles, launched extensive search process to identify **qualified, independent directors for nomination** who offer skills highlighted by shareholders<br>✓ Committed to appointing one additional independent director no later than the 2019 Annual Meeting |
| 4 Implement annual elections for directors | ✓ Amended the Company's bylaws to initiate transition to **annual election for directors**<br>✓ Majority of directors will be up for annual election in 2019<br>✓ Board will be **fully declassified** by 2020 Annual Meeting |

**These enhancements were the result of direct engagement with shareholders in late 2016 and early 2017**

7

# We Refreshed a Majority of Our Independent Directors within the Last Three Years

**Taubman's Board is committed to implementing annual elections for directors with an entirely de-staggered board by 2020**

- L Lead Independent
- I Independent
- Former Director
- Recently Added
- 2018 Nominees


2015
William Taubman
I
Peter Karmanos
I
Graham T. Allison
I
Jerome Chazen
I
Craig Hatkoff
I
Ronald Tysoe
Robert Taubman
Lisa A. Payne
I
William U. Parfet
Current
William Taubman
I
Mayree Clark
I
Michael Embler
I
Jerome Chazen
I
Craig Hatkoff
I
Ronald Tysoe
Robert Taubman
L
I
Myron Ullman III
I
Cia Buckley Marakovits

| | 2015 | Current | |
|---|---|---|---|
| Average Age | 71 | 66 | (reduced 5 years) |
| Average Tenure | 14 | 8 | (reduced 6 years) |
| Independent Directors | 6 | 7 | (increased by 1) |

8

Our Newest Directors Further Enhance Our Engaged and Highly Skilled Board 1 2 Mayree Clark Michael Embler 2018 ✔ ✔ 2018 ✔ Year Year ✔ Appointed Experienced Independent Appointed Experienced Independent Founding Partner of Eachwin Capital Nominated to Supervisory Board of Deutsche Bank Former CIO of Franklin Mutual Advisors Corporate Governance Advisory Council member at Director of American Airlines the Council of Institutional Investors Director of NMI Holdings Director of Ally Financial Board Current and former board member of financial institutions Board Significant public company experience having served on six including: Ally Financial, Stanford Management boards of directors including current service on the boards of Experience Company, and Deutsche Bank Experience American Airlines and NMI Holdings Senior Extensive leadership experience as CEO of an investment Financial and Demonstrated financial and accounting experience as Chair management firm and as an executive of a major public of the Audit Committee at NMI Holdings and service on the Leadership financial services company Accounting Audit and Finance Committees of American Airlines Business Held a variety of executive positions at Morgan Stanley over Former Chief Investment Officer of Franklin Mutual Advisers a span of 24 years, including Head of Real Estate Capital Business Experience and co-head of the Proprietary Distressed Debt / Special Markets and Global Research Director Experience Situations Group at Nomura Holdings America Financial and Global Real Estate Senior Global Real Estate Accounting Experience Experience Leadership Experience Experience 9

Our Newest Directors Further Enhance Our Engaged and Highly Skilled Board 3 4 Myron Ullman III Cia Buckley Marakovits 2016 ✔ ✔ 2016 ✔ Year Year ✔ Appointed Experienced Independent Appointed Experienced Independent Lead Independent Director on the Chief Investment Officer, Partner, Managing Director and Board of Directors of Starbucks Corporation Member of the Investment Committee of Dune Real Estate Partners Board Serves as the Lead Independent Director on the Board of Real Estate Chair of the Investment Committee for the Urban Land Directors of Starbucks as well as the Chair of the Institute, member of the Pension Real Estate Association, Experience Compensation and Management Development Committee Experience member of WX, Women Executives in Real Estate Global Possesses brand marketing experience and international Financial and Successfully managed a variety of investments and held key distribution and operations experience from his roles at financial leadership roles, including President of the U.S. Experience major U.S. and international retailers Accounting Fund Business and Chief Financial Officer at JER Partners Business Served as Executive Chairman and CEO of J.C. Penney Business CIO, Partner, Managing Director and Member of the Company, served as Directeur General, Group Managing Investment Committee of Dune Real Estate Partners and Experience Director of LVMH Möet Hennessy Louis Vuitton Experience former Head of Acquisitions at JER Partners Real Estate Senior Brand Financial and Global Senior Experience Leadership Marketing Accounting Experience Leadership 10

# Board Focus: Alignment of Compensation and Performance

**Pay for performance philosophy ensures management is accountable and aligned with shareholders**

## Pay "at Risk" (2017)



CEO Target Compensation Mix
Long-term Incentives (Equity) 58 %
Base Salary 19 %
Annual Incentive (Cash) 23 %
Other NEO Target Compensation Mix
Long-term Incentives (Equity) 60 %
Base Salary 23 %
Annual Incentive (Cash) 17 %
Performance-Based Compensation

## Consistently Strong Shareholder Support[1]



Say-on-Pay Vote Results
97.1 %
89.4 %
96.7 %
92.3 %
2013
2014
2015
2016

## Effective and Transparent Compensation Policy

- ✓ Strong emphasis on pay for performance, including relative total shareholder return
- ✓ Balance between long-term and short-term incentives with significant performance-based weighting
- ✓ Approved by a fully independent Board committee using a third-party independent consultant
- ✓ Robust stock ownership guidelines
- ✓ Ability for compensation recovery (clawbacks)
- ✓ No tax gross up
- ✓ No guaranteed bonuses

## Strong Pay for Performance Alignment

- Consistent pay for performance alignment, echoed by ISS analysis
  - William and Robert Taubman opted to receive minimal compensation during 2017 and will not receive compensation in 2018
- A significant portion of the NEO's compensation is at-risk and based on performance measures, including:
  - Funds from operations (FFO)
  - Growth in comparable center net operating income, excluding lease cancellation income (Comparable Center NOI)
  - Goals related to our new developments
  - Total shareholder return (TSR)

(1) Year refers to year of annual meeting, reflecting prior calendar year's performance.

11

Taubman is a Best-in-Class REIT Significant improvements to Board composition Governance that directly address shareholder feedback Enhancements Transitioning to Annual Elections for Directors Taubman continues to lead the sector with innovation The Retail and adaptation alongside the new retail landscape > Market Well-positioned to succeed in an evolving retail environment Own, manage and develop retail properties that deliver superior financial performance to our shareholders Our Strategy Exceptional value creation from development by cultivating a portfolio of high-quality assets Land & Buildings’ nominee lacks the skills that 2018 Annual would be additive to our Board Meeting Considerations Land & Buildings continues to distort the truth and advance a proposal that would be dilutive to common shareholders 12

Retail is in a Period of Transition The rise of e-commerce is driving a change in desired tenant mix E-Commerce Share of U.S. U.S. E-Commerce Volume � High-end tenants such as Restoration Hardware are Retail Sales, 2017 Projects to Increase focusing on omnichannel retail and experiential- based stores. Food and entertainment are also increasingly critical to merchandise selection E-Commerce Sales Est. Brick and Mortar Sales Our Board and Management Have the Proven Skills to Turn Transition into Opportunity Senior Business Finance and Leadership Experience Accounting Real Estate Brand Board Global Experience Marketing Experience Experience Internet only retailers are moving into physical stores in high-quality malls as the omnichannel strategy grows in the modern retail landscape � Retailers understand that both � Prime physical locations are an � Taubman’s “A” quality portfolio physical and digital channels are important distribution channel that helps position brands among high-end required to meet their customer needs reduce order fulfillment and retailers in the best markets customer acquisition costs Source: Green Street Advisors, Company information 13

# High-Quality Assets are Gaining Market Share as Retail Transitions

**Significant divergence continues between high- and low-productivity malls**

***Spread in Market Revenue per Available Square Foot Growth Between Class A and B Malls[1]***



Class A Malls
Class B Malls
2%
11%
18%
26%
2011
2014
2017
2021E

- Market revenue per available foot growth describes the change in rent per square foot after accounting for occupancy
  - Increasing growth indicates either rent per square foot, occupancy, or both are increasing
- 'A malls' are expected to remain the beneficiaries of incremental demand for space and have higher rent negotiating power

**Our assets are in the top tier of their respective markets[2]**

| | | |
|---|---|---|
| 3rd **Beverly Center** Los Angeles | 1st **Cherry Creek** Denver | 2nd **City Creek** Salt Lake City |
| 1st **Country Club Plaza** Kansas City | 2nd **Dolphin Mall** Miami Outlets | 4th **Fair Oaks Mall** District of Columbia |
| 1st **The Gardens at El Paseo** Inland Empire | 1st **Great Lakes** Detroit Outlets | 1st **Green Hills** Nashville |
| 1st **International Plaza** Tampa | 1st **Millenia** Orlando | 1st **Short Hills** Northern NJ |
| 3rd **Stamford** Fairfield County | 3rd **Sunvalley** East Bay | 2nd **Twelve Oaks** Detroit |
| 1st **University Town Center** Sarasota | 1st **Waterside** Naples | 1st **Westfarms** Hartford |

Source: Company analysis and Green Street Advisors
(1) Per Green Street Advisors.
(2) Taubman-owned U.S. malls as of 31-Dec-2017; market rank based on sales per square foot. Excludes San Juan, Honolulu, and Asia because assets in these markets are not yet stabilized.

14

Detroit Market Case Study: The Best Assets have Gained Market Share We continue to attract shoppers at the expense of lower quality peers, demonstrating that quality drives operational success Since 2001, there have been retail real estate …but Taubman malls have gained market share closures in the Detroit area… and continued to achieve growth Sales Per Square Foot Growth (2001 – 2016 % CAGR) Taubman Malls Detroit Metro Malls (Other than Taubman) 30 25 10 2.9 % Closings 20 3 Openings 15 23 10 Potenial Closures 10 13 5 6 (0.9)% 2 2 2 0 Taubman¹ Detroit Metro Malls 2001A 2016A 2021E (including Taubman) Great Lakes Crossing Outlets Twelve Oaks Mall Auburn Hills, Michigan Novi, Michigan GSA Mall Grade²: A GSA Mall Grade²: A Source: Company information, RLD, ICSC, Green Street Advisors (1) Reflects GLA-weighted average of Twelve Oaks Mall and Great Lakes Crossing Outlets sales per square foot CAGR from 2001-2016. (2) Green Street estimate as of December 2017. 15

# Taubman Tenant Case Study:
# Restoration Hardware ("RH") is a Leader in Omnichannel Retail

> **"I want to thank Billy and Bobby Taubman for taking the risk and being the first developer to make a significant investment and bet on RH as a tenant that can not only attract the right clientele to the center but also attract the right new tenants."**
> ***- Gary Friedman, RH Chairman and CEO (RH Q3 2015 Earnings Transcript)***





- RH has continuously **selected Taubman malls** for development and execution of its repositioning strategy to adapt to the evolving retail landscape
- Integral to this strategy, RH has **opened three "Design Galleries" in Taubman malls** that feature installations of home furnishings, **redefining the traditional retail experience**
- To further enhance and refine its omnichannel strategy, RH selected **Cherry Creek** to establish a long-term presence and **drive retail innovation**

### Restoration Hardware Has Grown Revenue Across Retail Channels



FY 2011
$ 733mm
FY 2017
$ 2,440mm
CAGR
44 %
18 %
43 %
57 %
56 %
18 %
Store¹ Direct²

Source: Company filings and website
(1) "Store" – Retail sales consisting of merchandise sold at physical RH locations.
(2) "Direct" – Direct-to-customer sales consisting of catalog and Internet sales.

### At Cherry Creek, for the First Time, RH Became the Anchor of a Major Regional Shopping Center

**Vacated anchor location at Cherry Creek…** → **…redeveloped into an inspiring luxury shopping experience**





***RH consolidated multiple smaller locations in the Denver area into a single high-end experiential retail hub located at Cherry Creek***

### RH Consolidation in Denver, CO



Flat Iron Crossing
~15k sq ft
CLOSED
Original In-Line Location at Cherry Creek
~13k sq ft
CLOSED
Park Meadows
~15k sq ft
CLOSED
RH Design Gallery at Cherry Creek
~58k sq ft
Opened: 2015
Broomfield
Westminster
Arvada
Wheat Ridge
Lakewood
Littleton
Centennial
Parker

16

Tenant Vacancies Have Been an Opportunity to Lead the Transition from a Traditional Tenant Mix 2 Recent Store Closures due to Tenant Bankruptcies We leased 96.0% of space in our comparable centers New Concepts Recently Added to Taubman’s Portfolio � We received approximately 360,000 square feet back from Food tenants between October 2016 and October 2017 � Of that, 300,000 square feet were backfilled1 by January 2018 Taubman Most Successfully Addressed Inline Space Vacated due to Retailer Bankruptcies in 20173 Emerging Brands 83% 78% 70% 50% TCO GGP MAC SPG Vacated S.F. 360k 1,800k 340k 1,200k Source: Company filings, Green Street Advisors (1) Includes spaces that have been re-leased or original tenant has retained occupancy. (2) As of 31-Dec-2017. (3) Per Green Street Advisors. 17

# Our Experience and Industry Knowledge Drives Innovation that Matters

**Many aspects of the modern shopping experience were pioneered at Taubman malls**

### First Virtual Storefront

Partnered with 20th Century Fox to offer **first virtual storefront** and ensure unique experience for Taubman mall visitors

### First to Offer Free WiFi

In 19 of our malls, we became the first in our industry to offer **free basic Internet access to all tenants**

### First Multiplex Theaters

First mall operator to offer multiplex theaters to create **experiential shopping environments**

### First Food Courts

Pioneered the **iconic food court** design to provide access to high-quality food and diverse options

### Unique Navigation Technology

Partnered with SPREO to introduce mobile shopping app that offers first-of-its-kind indoor **navigation technology**

### Industry Defining Architecture

First mall owner to install **clear glass handrails** on upper levels and eliminate store columns to **improve sightlines** throughout the mall

### Revolutionized Transportation

Created **"ring roads,"** which encircled the entire property, and **"magazine roads,"** which feed cars onto the ring roads to improve accessibility and reduce traffic

### Earliest Two-Level Centers

Created the earliest **two-level shopping centers** to increase visitation and minimize walking distance between stores

Source: Company filings and press releases

18

Beverly Center: Continued Innovation Incredible Location in the Heart of One of the Beverly Center Most Densely Affluent Markets in the World Urban location with a trade area population of almost 4 million people Taubman is creating LA’s signature 1 urban shopping and dining destination Bringing together 2 the world’s most sought-after tenants Median Household Income 5 Mile Radius from Beverly Center Up to $50k $100k-250k $50k-$75k Above $250k $75k-$100k Enhanced by a completely unique 3 2018YE $500mm >10% collection of Completion Project Cost Unlevered food options IRR Source: Company information, SNL 19

Taubman is a Best-in-Class REIT Significant improvements to Board composition Governance that directly address shareholder feedback Enhancements Transitioning to Annual Elections for Directors Taubman continues to lead the sector with innovation The Retail and adaptation alongside the new retail landscape Market Well-positioned to succeed in an evolving retail environment Own, manage and develop retail properties that deliver superior financial performance to our shareholders > Our Strategy Exceptional value creation from development by cultivating a portfolio of high-quality assets Land & Buildings’ nominee lacks the skills that 2018 Annual would be additive to our Board Meeting Considerations Land & Buildings continues to distort the truth and advance a proposal that would be dilutive to common shareholders 20

# The Taubman Strategy

**Our long-standing vision of owning, operating and developing best-in-class, dynamic destination shopping centers is keeping us ahead of the curve in an ever-evolving retail environment**



Asset Quality
Long-standing dedication to creating high productivity experiential destination centers
Focused on high density, affluent markets
Tenant Quality
Best-in-class anchors and in-line tenants
Focus on unique-to-market and emerging retailers
High-End Focus
Long-standing focus on high-end consumer to drive mall productivity and growth
Omnichannel Complementary
Well-positioned to attract premium, omnichannel retailers into high-end, productive centers in the best markets
Development Execution
Disciplined decision-making strategy drives long-term growth and creates shareholder value
Capital Allocation / Recycling
Demonstrated ability to create value through capital and asset recycling
Financial Discipline
Strong balance sheet
Dividend growth through cycles
Strong Leadership
Strong and experienced Board
Tested management team that has created significant shareholder value
Taubman

21

# Our Decisions Have Driven Long-Term Value Creation



Total Shareholder Returns Since IPO
2,700%
2,300%
1,900%
1,500%
1,100%
700%
300%
(100)%
Nov-1992
Nov-2000
Nov-2008
Nov-2017
2140 %
13% TSR CAGR Since 1992 IPO

**Apr-2016**

Taubman Asia and Wangfujing announce the **opening of CityOn.Xi'an** center, the first of Taubman's three Asia shopping centers

**Jun-2014**

**Anticipating the increasing divergence in value between class A and non-Class A malls, Taubman sells a portfolio of seven malls** to Starwood Capital Group, driving shareholder value by maximizing NOI and recycling capital

**2012 – 2013**

We make **significant development progress** breaking ground on six projects through 2012 and 2013, setting the conditions for long-term growth both in the U.S. as well as Asia

**2007 – 2010**

Taubman was the only mall REIT among peers[1] to neither reduce its all-cash dividend nor pay a stock dividend during the Great Recession

**Nov-2002**

Simon Property makes an unsolicited offer to acquire TCO for $1.48 billion

**Aug-1998**

Taubman enters **deal with General Motors** to swap 10 shopping malls for the G.M. Pension Trust's stake in TRG in a transaction valued at $1.4bn

**Nov-1992**

Our **landmark IPO introduces the UPREIT structure,** serving as a watershed for the REIT industry by **opening the public capital markets to the ownership of real estate**

Source: Bloomberg as of 31-Dec-2017

Note: UPREIT – Umbrella Partnership Real Estate Investment Trust. (1) Peer group includes CBL, MAC, PEI, GGP, and SPG.

22

Successfully Recycling Capital for Growth Our Intensively Managed Portfolio Drives Sustainable $12,000 50 Growth Over the Long-Term Total Market Cap � As of year-end 2017, we had grown our total 45 market capitalization from $2.2 billion at our IPO $10,000 to $10.7 billion, while owning relatively the same 40 number of assets and issuing only $52 million of common equity on a net basis2 � Our growth is the result of intensively managing 35 $8,000 our portfolio and strategically recycling capital as opposed to raising dilutive equity Owned Malls 30 — Since 2008, we have developed, renovated, or expanded over 80% of our assets in in Millions $6,000 25 — Our number of owned centers has only increased by four malls since IPO (1992), yet Dollars Dollars our total market capitalization has increased 20 by nearly 5x $4,000 # Owned and Our Portfolio Operating 15 Malls1 Number of centers owned at IPO (1992) 19 10 Centers developed 20 $2,000 Centers acquired 11 5 Centers sold/exchanged (27) Number of centers owned today 23 $0 0 1992 1997 2002 2007 2012 20172017 Source: CapIQ as of 31-Dec-2017 (1) Owned and operating malls as of 1-May-2018 to reflect recent disposition. (2) Excludes equity compensation to employees. 23

# Strategic Dispositions Play a Critical Role in How We Maintain a Highly Productive Portfolio

## Execution of a Proven Disposition Strategy

- We recycle capital to self-fund our growth and enhance portfolio operating statistics
  - Taubman's leading portfolio demographics are the result of thoughtful disposition decisions
- Following the Starwood transaction, we owned 18 centers, one less than when we went public in 1992
- Successful capital recycling allows us to fund development and redevelopment pipelines and strengthen our balance sheet

## Our High-Quality Portfolio is the Result of a Well-Executed Strategy



24
$ 707
$ 807
18[1]
Pre Starwood Sale (2Q14)
PF Starwood Sale (3Q14)

■ Sales per Square Foot ● Number of Owned Centers

## Starwood Asset Sale – 2014

FAIRLANE TOWN CENTER
MacArthur Center
NORTHLAKE MALL
THE MALL AT PARTRIDGE CREEK
STONY POINT FASHION PARK
THE MALL AT WELLINGTON GREEN
THE SHOPS AT WILLOW BEND

| $ 1.4bn | 6.6 % | $424mm | $268mm |
| --- | --- | --- | --- |
| Total Price | Cap Rate | Special Dividend | Proceeds for Investment |

✓ **Flexibility for acquisitions and development**

✓ **Strengthened balance sheet**

✓ **Improved portfolio metrics**

✓ **Position for long-term growth by rebalancing portfolio before industry-wide bifurcation between Class A and non-Class A malls**

Source: Company filings, Taubman Analysis

(1) Reflects 24 malls pre-sale less 7 Starwood malls, plus 1 (University Town Center) development that came online.

24

# Taubman Asia – Reinvesting Proceeds in Development Projects in High Growth Markets to Create Significant Shareholder Value

## Why Asia?

**Additional Growth**

- Exposure to rapidly growing GDP
- Augments our U.S. development


South Korea
China
1
2
3
Macau
4
Asia Properties

**Utilize Our Expertise**

- Leasing/retailer relationships
- Design/development expertise
- Operational/marketing skills

**Generational Opportunity**

- Demand for high-quality retail is early to mid-cycle
- Significant deal flow
- Diversifies longer-term growth investment opportunities

**1 CityOn.Zhengzhou**


Open Mar-17
Delayed
On Budget
100% Leased

**2 CityOn.Xi'an**


Open Apr-16
On Time
On Budget
100% Leased

**3 Starfield Hanam**


Open Sep-16
Early
Under Budget
100% Leased

**4 The Boulevard at Studio City (managed / leased)**

## How We Create Value

**Identify our preferred markets**

- Second-tier cities in China
- South Korea

**Build a team**

- Now operated by a comprehensive Taubman Asia team with employees and skills in all disciplines

**Select strategic partners**

- Wangfujing, one of China's oldest and largest department store chains
- Shinsegae, one of South Korea's largest retailers operating multiple platforms

**Develop and execute the right concept**

- Maintained targeted yields and costs in China
- Lowered costs and raised yields in South Korea

**Establish a platform for self-funded growth**

IN PROCESS

- Leverage our success to find capital partners and launch self-funded platform
- Identify other development opportunities

25

Capital Allocation: Disciplined Decision-Making A B C Development Requires Patience, Opportunistic in Returning Disciplined Liability Management Redevelopment Requires Vision Capital to Shareholders � Taubman follows a comprehensive � The Company has never reduced its Taubman’s Balance Sheet Philosophy: framework for investing, supporting our dividend since the IPO in 1992 Use construction financing where target NOI growth of $150mm by 2020¹ � Taubman was the only mall REIT among available and place nonrecourse through core growth and thoughtful peers4 to neither reduce its all-cash dividend permanent financing on new assets development and redevelopment nor pay a stock dividend during the Great upon stabilization 2020 Recession � Taubman has repurchased $590mm of Carefully manage debt maturities common stock since 1992 5.1% 20-Year CAGR $2.50 Closely manage liquidity to ensure 5.0% 10-Year CAGR $2.16 significant availability on our line of 2016 credit for use if opportunities arise $1.76 $1.66 � Development projects² are expected to Recycle capital through noncore asset add approximately $70mm to $75mm $1.10 sales and excess refinancing proceeds $1.03 of NOI $0.89 $0.97 � Core Center Growth expected to add Minimize exposure to about $50mm of NOI interest rate fluctuations � Redevelopments Projects³ are expected to Opportunistically access public and add about $20mm to $30mm of NOI 1996 1999 2002 2005 2008 2011 2014 2017 private capital markets when Dividends per Share5 pricing is advantageous Source: Company information (1) Assumptions current as of 9-Feb-2018, the date of Taubman’s Q4 2017 Earnings Conference Call. (2) Development projects for the purpose of this analysis include International Market Place, CityOn.Xi’an, CityOn.Zhengzhou and Starfield Hanam. (3) Redevelopment projects for the purpose of this analysis include Beverly Center, The Mall at Green Hills, the former Saks Fifth Avenue location at Short Hills Mall, as well as the former Sport’s Authority locations at Cherry Creek Shopping Center, Dolphin Mall and Great Lakes Crossing. (4) Peer group includes CBL, MAC, PEI, GGP, and SPG. (5) 2010 excludes special dividend of $0.1834 per share paid in Dec-2010. 2014 excludes special dividend of $4.75 per share paid in Dec-2014. 26

# Our Long-Term Development Strategy has Created Immense Value for our Shareholders

**"Anybody who can put on blinders and blot out the chatter should do well. The company has a good record of making money for shareholders." – *Mike Kirby, Green Street Advisors (Barron's, April 25, 2015)***

**Development Yield for Stabilized Assets[1]**



25%
20%
15%
10%
5%
0%
Development Yield
1 2 3 4 5 6 7 8 9 10 11 12
Years Each Asset Has Been Open
Asset 1: Successful developments create tremendous value for our shareholders
Weighted average yield of all 13 stabilized developments since IPO[2]
Asset 2: Even our most challenged development was sold at a favorable cap rate and with positive IRR

**Illustrative Value Creation Timeline**



~ 2 Years
Opportunity Discovery
~ 2 Years
Development / Construction
~2-3 Years
Ramp Up and Stabilization
+5 Years
Near-Term Value Generation
Ongoing
Long-Term Value
Generation
Our assets in Asia, Hawaii, and San Juan are in the Ramp Up and Stabilization Phase

(1) 1992-2017, development yield is weighted by asset EBITDA and includes development spend as well as cumulative renovation spending. Includes impairment charges of (i) $126.2mm recognized in 2008 on Oyster Bay, which was sold in 2014, and Sarasota, which was later developed, and opened in 2014 as The Mall at University Town Center and (ii) $11.8mm recognized in 2015 related to the Miami enclosed mall project, which was slated to be part of a mixed-use, urban development.

(2) Includes Arizona Mills, Great Lakes Crossing, Dolphin Mall, International Plaza, Wellington, Willow Bend, Millenia, Stony Point, North Lake, Partridge Creek, City Creek, Chesterfield, and University Town Center. Excludes Tuttle Crossing which was transferred to GMPT within a year of opening. Excludes assets in Asia, International Market Place and the Mall of San Juan which are all in the ramp up and stabilization phase.

27

# Development Case Study: Smart Development to Generate Attractive Yields

**Dolphin Mall, which was extensively criticized by Jonathan Litt, is the Company's most successful development and is one of the most productive assets in the country**



Ramp Up Phase
Near-Term Value Generation
Ongoing Long-Term Value Generation
Dolphin Mall
Miami, Florida
Taubman bought out its 50% partner for $1 + property debt
36 million
Shoppers Annually
38
Premium Food Offerings
~14% EBITDA CAGR
Year 1 – Year 12
"[Dolphin Mall] has been an underperformer, in our opinion, since day 1" – Litt, 2002
"Dolphin…should probably never have been built." –Litt, 2003
"Dolphin Mall should have been sold."– Litt, 2002
Green Street Advisors Estimates
4.1%
Cap Rate
$850
Sales per Sq. Ft.
EBITDA
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12



Starfield Hanam
South Korea
Over $725mm in total sales in 2017, among one of the most productive assets in the world
Only a handful of centers in the U.S. offer a similar concentration of luxury retailers
100%
Occupancy in First Year Open
$150mm
Complete Under Budget
24mm+
Visitors in First Year Open
Continue to reinvest and create value
Allow asset to achieve stabilization
Monetize returns at favorable valuation
EBITDA
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12

Source: Company information, Green Street Advisors

28

We Maintain a Strong Balance Sheet We have extremely attractive, stable, high-quality assets that allow for financing at the best rates with extended maturities Taubman’s Debt Profile Compared to Regional Mall Peers 5.0% CBL 4.5% GGP WPG PEI 4.0% MAC 3.5% TCO InterestRate SPG Weighted Average Average Weighted 3.0% 4.5 5.0 5.5 6.0 6.5 7.0 Weighted Average Debt Maturity Balance Sheet Composition Debt Maturities by Year (at share)¹ Floating Rate Debt Floating Rate Swapped to Fixed Debt ($1.3bn) $2,142 Rate ($0.7bn) 12% 7% $1,096 Fixed Rate Debt ($2.7bn) $499 $570 Dollars Dollars in $mm 26% Common Stock $168 $247 and Operating Preferred Stock Partnership ($0.4bn) Equity ($5.6bn) 2018 2019 2020 2021 2022 Thereafter 3% 52% Source: Company filings, Taubman Analysis as of 31-Dec-2017 (1) Maturities assume that all extension options have been exercised and no pay downs are required upon extension. 29

# Our Analysts Think We're On Track: Reactions to 1Q 2018 Earnings Results

- "TCO reported a **solid start to the year**, with a number of key metrics accelerating sharply in the quarter. Importantly, **underlying fundamentals appear to be firming**, and the total portfolio ended the quarter 94.5% leased, which bodes well for future leasing. " – KeyBanc

- "We noticed comp center measures, including NOI and sales per sq. ft. did **exceedingly well** in 1Q. The newest comp centers – International Market Place in Hawaii, CityOn.Xi'an in China, and Starfield Hanam in South Korea were **especially strong**." – Bank of America Merrill Lynch

- "Overall we would characterize this evening's earnings report as **better than expected** for TCO as 1Q results beat us by a wide margin from both an NOI and FFO perspective." – Evercore ISI

- "Despite retail headwinds, [1]Q18 tenant sales per square foot grew 12.4% y-o-y while TTM tenant sales per square foot grew 5.0% to a **record high** $837. Overall, a **very solid quarter for TCO** that should lead to **stock outperformance** at market open." – Jefferies

- "TCO reported results **ahead of expectations** with strong SS NOI, moderate releasing spreads, and solid tenant sales growth. The company's assets in Asia and Hawaii are contributing to SS and overall NOI growth and **should continue to contribute positively**." – Boenning

Source: Wall Street Research

30

# Taubman Achieved Strong Q1 2018 Operating Results

**"Taubman reported metrics that were ahead of our expectations in almost all respects" – Green Street Advisors**

### Comparable Center NOI Growth[1]


4.7 %
0.0 %
Taubman
Class A Mall Peer Median[3]

### TTM Sales Per Square Foot


$ 837
$ 686
Taubman
Class A Mall Peer Median[3]

### Average Rent Per Square Foot & Growth[2]


$ 57.73
3.9 %
$ 55.99
3.5 %
Taubman
Class A Mall Peer Median[3]

### TTM Sales Per Square Foot Growth


5.0 %
4.2 %
Taubman
Class A Mall Peer Median[3]

Source: Company filings as of 31-Mar-2018
(1) Excludes lease cancellation income.
(2) GGP is excluded as it does not report Avg. Rent Per Square Foot on a comparable basis.
(3) Reflects median of SPG, GGP, and MAC.

31

Taubman is a Best-in-Class REIT Significant improvements to Board composition Governance that directly address shareholder feedback Enhancements Transitioning to Annual Elections for Directors Taubman continues to lead the sector with innovation The Retail and adaptation alongside the new retail landscape Market Well-positioned to succeed in an evolving retail environment Own, manage and develop retail properties that deliver superior financial performance to our shareholders Our Strategy Exceptional value creation from development by cultivating a portfolio of high-quality assets Land & Buildings’ nominee lacks the skills that 2018 Annual would be additive to our Board > Meeting Considerations Land & Buildings continues to distort the truth and advance a proposal that would be dilutive to common shareholders 32

# William Taubman: A Highly Qualified Director whose Ownership Interest Aligns with Long-Term Value Creation

## William Taubman



**>25** Years operational retail real estate experience

**16%** Total return CAGR during tenure as Board member[1]

**13** Years Chief Operating Officer at Taubman

**A proven leader and renowned retail expert who has helped Taubman to drive value through multiple retail, real estate and economic cycles**

- Brings significant relationships with key retailers, developers, and potential and current joint venture partners, which are **critical** to our Board
- Unmatched global knowledge of the REIT industry and regional malls, outlet centers and mixed-use centers
- Innovator responsible for Taubman's strategy to attract online retailers to physical locations
- Member and former Chairman of the Board of the International Council of Shopping Centers
- One of only two representatives on the Board for the Series B preferred stockholders' 29% ownership of the operating partnership

**As an experienced director, COO and retail expert, William Taubman is a key contributor to the Board**

| | |
|---|---|
| Business Execution | A proven leader in the organization; as COO is at the vanguard of business execution |
| Growth Mindset | Leverages brand and market relationships to seek new opportunities in which to smartly invest capital |
| Capital Allocation | Works closely with CFO to merge capital allocation decisions within Taubman's operational strategy |
| Retail Experience | Recognized worldwide as a thought leader and expert in global retail |
| Brand Relationships | Has built critical relationships with Taubman's most enduring brands as well as promising new brands |
| Emerging Markets Relationships | At the forefront of Taubman's relationships in both developed and emerging markets for brands, suppliers, contractors, and partners |

***Since becoming Chief Operating Officer, William Taubman has led the Company's award-winning design and development***

VIVA | BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2017 | ICSC Global Awards U.S. Design & Development | 2016|17 WINNER MERCURY PEARL ANNIVERSARY

Source: Publicly available information, CapIQ

(1) Reflects Total Shareholder Return CAGR from 31-Dec-2000 (year of William Taubman's appointment) through 31-Dec-2017.

33

# We Seek Open-Minded Problem Solvers
# Jonathan Litt: >24 Years Failing to Understand Taubman

## Jonathan Litt

**0** Years operational retail real estate experience

**23** Consecutive sell ratings while NYSE:TCO ran from $20 to $47[1]

**Through his numerous false claims, Jonathan Litt only proves he still doesn't understand the company which he seeks to join. Even while a research analyst, Jonathan Litt consistently under-estimated Taubman's performance**

**Jonathan Litt has repeatedly demanded that he be appointed to the Board, and yet he lacks the skillset that would truly add value**

| Business Execution | Growth Mindset | Capital Allocation |
|---|---|---|
| × Jonathan Litt<br>✓ William Taubman | × Jonathan Litt<br>✓ William Taubman | × Jonathan Litt<br>✓ William Taubman |

| Brand Relationships | Retail Experience | Emerging Markets Relationships |
|---|---|---|
| × Jonathan Litt<br>✓ William Taubman | × Jonathan Litt<br>✓ William Taubman | × Jonathan Litt<br>✓ William Taubman |

**Litt Recommendations on Taubman Stock While a Research Analyst**



$70
$60
$50
$40
$30
$20
$10
$0
Share Price 2
Outperform
Neutral
Sell / Underperform
TCO Stock Price
23 "Sell" Ratings
Jan-1999
Jan-2000
Jan-2001
Jan-2002
Jan-2003
Jan-2004
Jan-2005
Jan-2006
Jan-2007

Source: Publicly available information, Smith Barney Citigroup research reports, Thomson Reuters and CapIQ
(1) Based on Litt's recommendations while he was at Smith Barney Citigroup between 2000 and 2006.
(2) Reflects historical share price adjusted for dividends (including special dividends).

34

# Land & Buildings' Proposal Is Grounded in Jonathan Litt's Failure to Understand Our Organization

**Land & Buildings' proposal that TCO issue 8,000,000 shares of common stock in exchange for all Series B preferred stock would create a misalignment of the economics and voting across TCO and TRG**



Existing Structure
Taubman Centers, Inc. (NYSE: TCO) Sole Managing General Partner of TRG
~29% Voting Interest
Other TRG Partners[1]
Aligned
~71% partnership interest
~29% partnership interest
The Taubman Realty Group Limited Partnership (TRG) Operating Partnership
Owns Interests In:
20 U.S. Shopping Centers
3 Asia Shopping Centers
The Taubman Company LLC
(property manager and leasing agent)
Land & Buildings' Proposal
TCO Sole Managing General Partner of TRG
~12% Voting Interest[2]
Other TRG Partners
Misaligned
~71% partnership interest
~29% partnership interest
TRG Operating Partnership
Owns Interests In:
20 U.S. Shopping Centers
3 Asia Shopping Centers
The Taubman Company LLC
(property manager and leasing agent)

Note: See Appendix for further details.

(1) "Other TRG Partners" are the partners of TRG (including Taubman family members) other than TCO.

(2) Land & Buildings proposes that TCO issue 8,000,000 new shares of common stock to the Other TRG Partners, eliminating the Series B preferred stock . TCO has 60,992,212 shares of common stock outstanding as of 2-Apr-2018.

35

# Land & Buildings' Proposal Is Enormously Dilutive to Common Shareholders

- Far from shareholder friendly, this proposal would:
  - Dilute existing common shareholders' ownership in TCO by ~12%[1]
  - Exchange $451 million worth of common shares for the Series B shares, when, under the Articles, the Series B shares may be exchanged for only approximately $100 thousand of common shares[2]
  - Have reduced existing common shareholders' 1Q 2018 dividend distribution by ~12%,[3] had the proposal been in effect during 1Q 2018

## Existing Structure

- Articles: Series B stock is convertible into common stock at a ratio of 14,000 Series B shares to 1 common share

~25,000,000 Series B shares → ~1,780 new common shares → ~61,000,000 common shares outstanding → **Nominal dilution of existing common shares, if converted**

## Land & Buildings' Proposal

DILUTIVE

- Converts Series B stock into common stock at a ratio of ~3 Series B shares to 1 common share

~25,000,000 Series B shares → 8,000,000 new common shares → ~69,000,000 common shares outstanding → **Enormous dilution of existing common shares**

(1) Ownership reduction of ~12% is calculated as follows: 100% minus (60,992,212 divided by the pro forma share count of 68,992,212).
(2) $451,000,000 is calculated by multiplying the $56.38 common stock price as of 2-Apr-2018, by 8,000,000 Series B shares, which reflects Land & Buildings' proposed ~3 to 1 ratio of Series B shares to common shares, rather than the conversion ratio of 14,000 to 1 provided in TCO's Articles. $100,426 is calculated by dividing the $56.38 common stock price by 14,000 to reflect the conversion ratio of Series B shares to common shares provided in TCO Articles and multiplying the result by the 24,937,221 Series B shares outstanding as of 2-Apr-2018.
(3) ~12% dividend reduction is calculated as follows: 100% minus (60,992,212 divided by the pro forma share count of 68,992,212).

36

# Litt is Misrepresenting the Facts and Continues to Distort Reality to Advance his Self-Serving Campaign

| Land & Buildings' Accusations | Fact |
|---|---|
| Failed to meet promises from last annual meeting | ✓ As promised, Taubman appointed two new independent directors to the Board this year<br>✓ Taubman remains committed to appointing an additional independent director not later than the 2019 annual meeting<br>✓ On track to fully implement annual director elections by 2020 |
| Board is effectively controlled by the Taubman Family | ✓ Only two of our nine directors (22%) are Taubman family members even though the Taubman family owns ~29% of TRG<br>✓ Created a new independent lead director role<br>✓ Each member of the Taubman board is respected well beyond the real estate and retail business communities. They are leaders within their industries and bring such leadership and independent thought to the Taubman boardroom |
| Two new board directors are not independent | ✓ Mayree Clark and Michael Embler were identified by Heidrick & Struggles, a leading independent director search firm<br>✓ Before the search process, members of the Taubman family had almost no contact with Mayree Clark in over 20 years and had never met Michael Embler |
| Taubman's portfolio generates poor operating results | ✓ Since the IPO 25 years ago, we have consistently led the industry with our best-in-class portfolio<br>✓ Taubman has the highest sales per square foot ($810)[1] and the highest average rent per square foot ($61.66)[2]<br>✓ Taubman's premium portfolio has achieved a total portfolio NOI CAGR of 3.1% since 2008[3] |

FALSE

TRUE

Source: Land & Buildings' public disclosures
(1) As of 31-Dec-2017. Typically excludes all non-comparable centers, anchors, temporary tenants and 10,000+ sf tenants.
(2) As of 31-Dec-2017. GGP and PEI are excluded as they do not report Avg. Rent Per Square Foot on a comparable basis.
(3) See appendix regarding reconciliations to the most comparable GAAP measures.

37

# Vote for Taubman Centers' Director Nominees and AGAINST L&B Capital's Proposal

- ✔ Performance in the top 10th percentile of REITs over the last 20 years
- ✔ Long-standing focus on best-in-class, dynamic retail destination centers
- ✔ Positioned to realize significant value from recent development projects as they stabilize
- ✔ Strong and experienced board, including recent additions and creation of Lead Director role
- ✔ Taubman family is fully aligned with shareholders and has long maintained a ~30% interest in the Company

| 4.5% | >2,100% | >$3bn | ~$4bn |
| --- | --- | --- | --- |
| Dividend CAGR Since IPO | Total Shareholder Return Since IPO[1] | Equity Dividends and Distributions Paid | Increase in Equity Market Cap Since IPO[1] |

Source: CapIQ, Company filings
(1) As of 31-Dec-2017.

38

Appendix 39

# Land & Buildings' Proposal Ensures Misalignment of Interest



Taubman Existing Structure
Existing Common Shareholders
~71% indirect partnership interest
100% common stock interest
~29% voting interest through Series B preferred stock
Taubman Centers, Inc. (NYSE: TCO)
Other TRG Partners[1]
~71% partnership interest
~29% partnership interest
The Taubman Realty Group Limited Partnership (TRG)
Land & Buildings' Proposal
Existing Common Shareholders
New Common Shareholders (Other TRG Partners)[2]
~62% indirect partnership interest[3]
~88% common stock interest
~12% common stock interest[2]
~9% indirect partnership interest[4]
Taubman Centers, Inc. (NYSE: TCO)
Other TRG Partners[1]
~71% partnership interest
~29% partnership interest
The Taubman Realty Group Limited Partnership (TRG)

(1) "Other TRG Partners" are the partners of TRG (including Taubman family members) other than TCO.
(2) L&B proposes that TCO issue 8,000,000 new shares of common stock to the Other TRG Partners, eliminating the Series B preferred stock . TCO has 60,992,212 shares of common stock outstanding as of 2-Apr-2018.
(3) ~62% =~ 88% multiplied by ~71%.
(4) ~9%=~12% multiplied by ~71%.

40

# An Engaged, Experienced and Skills-Driven Board

| | Current and Past Affiliations | Director Background |
|---|---|---|
| <br>*Cia Buckley Marakovits* | Independent | ■ Chief Investment Officer (2012-Present), Partner, Managing Director and member of the Investment Committee at Dune Real Estate Partners (2007-present)<br>■ Former President of U.S. Fund Business, Chief Financial Officer, Head of Asset Management, and Head of Acquisitions at JER Partners, an affiliate of the J.E. Robert Companies (1997-2007)<br>■ Formerly worked in the Real Estate Investment Banking Group of Bankers Trust for 9 years<br>■ Full Member and Trustee of the Urban Land Institute<br>■ Director and Treasurer at ULI Foundation and member of the Audit Committee<br>■ Chair of the Investment Committee for ULI and ULIF |
| <br>*Jerome Chazen* | Independent | ■ Founder and Chairman of Chazen Capital Partners, a private investment company (1996-present)<br>■ Co-founder, Former CEO and Chairman Emeritus of Fifth & Pacific Companies Inc. (Liz Claiborne, Inc.) (1976-present)<br>■ Former Director at Atrinsic, Inc. (New Motion, Inc.) (2005-2013)<br>■ Founder of Jerome A. Chazen Institute of International Business at Columbia University, the focal point of all international programs at Columbia University Business School<br>■ Director at the New York City Investment Fund |
| <br>*Mayree Clark* | Independent | ■ Recently nominated for election to the Supervisory Board of Deutsche Bank (2018-present)<br>■ Corporate Governance Advisory Council member at the Council of Institutional Investors (2018-present)<br>■ Founding partner of Eachwin Capital (2011-2016)<br>■ Formerly served as partner and executive committee member of AEA Holdings and Aetos Capital Asia (2006-2010)<br>■ Formerly held various executive positions at Morgan Stanley (1981-2005), serving as Head of Real Estate Capital Markets, Global Research Director, Director of Global Private Wealth Management, deputy to the Chairman, President and Chief Executive Officer, and non-executive Chairman of MSCI<br>■ Director of Ally Financial (2009-present) and formerly on the Board of the Stanford Management Company, responsible for the university's endowment |

2018 Director Nominee

41

# An Engaged, Experienced and Skills-Driven Board

| | Current and Past Affiliations | Director Background |
|---|---|---|
|  *Michael Embler* | Independent<br>FRANKLIN TEMPLETON INVESTMENTS<br>CIT<br>American Airlines Group<br>NOMURA<br>Mohonk Preserve<br>National MI | ▪ Director at American Airlines Group (2013-present)<br>▪ Director at NMI Holdings (2012-present)<br>▪ Former Director at Dynergy Inc. (2011-2012)<br>▪ Former Director at CIT Group Inc (2009-2016)<br>▪ Former Director at Abovenent, Inc (2003-2012)<br>▪ Former Director at Kindred Healthcare (2002-2008)<br>▪ Director, Treasurer, and Chair of the Finance Committee of Mohonk Preserve, a non-profit land trust in New York State<br>▪ Formerly served as Chief Investment Officer of Franklin Mutual Advisers (2005-2009) and head of its Distressed Investment Group (2001-2005)<br>▪ Formerly served as Managing Director at Nomura Holdings America (1992-2001), co-heading Nomura's Proprietary Distressed Debt/Special Situations Group |
|  *Craig Hatkoff* | Independent<br>(Chair, Comp. Comm.)<br>CHEMICAL BANK<br>TRIBECA FILM FESTIVAL<br>SL GREEN REALTY CORP.<br>COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK | ▪ Director at SL Green Realty Corp (2011-present)<br>▪ Chairman of Turtle Pond Publications, a children's publishing and entertainment firm<br>▪ Co-founder of the Tribeca Film Festival<br>▪ Adjunct Professor at Columbia Business School (2015-present)<br>▪ A trustee of the New York City School Construction Authority (2002-2005)<br>▪ Vice Chairman (1997-2000) and Director (1997-2010) at Capital Trust, Inc., a real estate investment management company<br>▪ Former co-head of real estate investment banking at Chemical Bank |
|  *Robert S. Taubman* | CEO<br>(Chair, Exec. Comm.)<br>Comerica Bank<br>REIT NAREIT<br>The Real Estate Roundtable | ▪ Chairman of the Board (2001-present), President and Chief Executive Officer at Taubman and the Manager (1990-present), Director at Taubman (1992-present)<br>▪ Director at Comerica Bank (1987-present)<br>▪ Former Chairman and Director at the Real Estate Roundtable<br>▪ Member and former Trustee at the Urban Land Institute<br>▪ Member of the Executive Board at the National Association of Real Estate Investment Trusts |

2018 Director Nominee

42

# An Engaged, Experienced and Skills-Driven Board

| Director | Current and Past Affiliations | Director Background |
|---|---|---|
| <br>*William S. Taubman* | COO | ■ Chief Operating Officer (2005-present) and Director at Taubman (2000-present)<br>■ Executive Vice President of the Manager (1994-present)<br>■ Executive Vice President at Taubman (1994-2005)<br>■ Former Chairman of the Board at the International Council of Shopping Centers (2010-2011)<br>■ Director at New Detroit (2001-Present) and is the immediate past Chairman (2010-2018), an organization dedicated to improving race relations<br>■ Board of Trustees for the Museum of Arts & Design in New York (2003-Present)<br>■ Member of the Urban Land Institute and the National Associate of Real Estate Investment Trusts |
| <br>*Ronald Tysoe* | Independent (Chair, Audit Comm.) | ■ Lead Director (2016-present) and Director at J.C. Penney Company (2013-present)<br>■ Director at Canadian Imperial Bank of Commerce (2004-present)<br>■ Director at Cintas Corporation (2007-present)<br>■ Former Director at Scripps Networks Interactive (2008-2018)<br>■ Vice Chairman, Finance and Real Estate (1990-2006) and Chief Financial Officer (1990-1997) at Federated Department Stores, Inc. (now Macy's, Inc.)<br>■ Director at Pzena Investment Management, Inc. (2008-2013) |
| <br>*Myron Ullman III* | Lead, Independent (Chair, Nom. & Corp. Gov. Comm.) | ■ Former Executive Chairman (2011-2012, 2015-2016), Chief Executive Officer (2013-2015), Chairman of the Board and Chief Executive Officer (2004-2011) at J.C. Penney Company<br>■ Director at Starbucks (2003-present), Chair of the Compensation and Management Development Committee, Presiding (Lead) Independent Director<br>■ Former Chairman of the Federal Reserve Bank of Dallas (2008-2015)<br>■ Former Director at Ralph Lauren<br>■ Directeur General, Group Managing Director of LVMH Möet Hennessy Louis Vuitton (1999-2002)<br>■ Chairman and Chief Executive Officer of DFS Group Limited, a retailer of luxury branded merchandise (1995-1999)<br>■ Chairman and Chief Executive Officer of R.H. Macy & Co., Inc. (1992-1995) |

2018 Director Nominee

43

Reconciliation of Net Income to Net Operating Income1 (1) The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straightline adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straightline adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. 44

Forward-Looking Language and Non-GAAP Measures For ease of use, references in this presentation to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management’s current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, approximate”, “guidance”, and similar expressions in this press release that predict or indicate future events and trends that do not report historical matters. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks, uncertainties and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; the liquidity of real estate investments; the company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the company’s information technology, infrastructure or personal data; the loss of key management personnel; terrorist activities; maintaining the company’s status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on the company’s operations; and changes in global, national, regional and/or local economic and geopolitical climates. You should review the company's filings with the Securities and Exchange Commission, including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties. This presentation may also include disclosures regarding, but not limited to, estimated future earnings assumptions and estimated project costs and stabilized returns for centers under development which are subject to adjustment as a result of certain factors that may not be under the direct control of the company. Refer to the company’s filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for other risk factors. This presentation includes non-GAAP financial measures as defined by S.E.C Regulation G. Definitions, discussion and reconciliations of non-GAAP financial measures to the comparable GAAP financial measure are disclosed in the Company’s most recent Annual Report on Form 10-K and the Company’s Annual Report, included on the Company’s website. Non-GAAP measures referenced in this presentation may include estimates of future EBITDA, NOI and/or FFO performance of our investment properties. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measure, net income, due to depreciation and amortization, tax expense, and/or interest expense, some or all of which management has not quantified for the future periods. Except as specified herein, the information contained in the Company’s website is not part of this presentation. 45

46